UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08437

Undiscovered Managers Funds

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: August 31

Date of reporting period: September 1, 2008 through February 28, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

Undiscovered Managers Funds

Six months ended February 28, 2009 (Unaudited)

Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund
JPMorgan Realty Income Fund
Undiscovered Managers Small Cap Growth Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
Undiscovered Managers Behavioral Growth Fund	2
Undiscovered Managers Behavioral Value Fund	4
JPMorgan Realty Income Fund	6
Undiscovered Managers Small Cap Growth Fund	10
Schedules of Portfolio Investments	12
Financial Statements	20
Financial Highlights	30
Notes to Financial Statements	38
Schedule of Shareholder Expenses	45

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 20, 2009 (Unaudited)

Dear Shareholder:

Just when some may have hoped that the arrival of spring would carry with it the promise of an early economic recovery, daily headlines remind us that we are still experiencing the chill of an extraordinary financial crisis having a significant impact on the real economy. Dismal unemployment reports, continued pressure on housing markets, and declines in gross domestic product presented a number of risks to our economy. Although there were a few modest signs of recovery, we have a long way to go before we fully emerge from this crisis.

“While it’s difficult to provide much evidence that the financial markets and the economy are stabilizing, some financial stresses that originally triggered this economic slide have abated somewhat.”

The federal government acted boldly to jump start our economy by passing a broad monetary stimulus package, but it is likely that additional measures, including actions to increase the transparency of financial losses and to remove toxic assets from banks’ balance sheets, will be necessary to move closer to recovery. As investor Warren Buffet remarked recently, “We’re in an economic war, and we’ve got to focus all of our resources to win it.”

While it’s difficult to provide much evidence that the financial markets and the economy are stabilizing, some financial stresses that originally triggered this economic slide have abated somewhat. For example, although the stock market is down very sharply from the start of 2009, volatility — while still double its normal levels — is about half as intense as it was three months after the Lehman Brothers collapse. Thanks in part to intensive government intervention, the spread between LIBOR and Treasury rates has narrowed, showing a measure of increased confidence among market participants. There were other signs of improvement in the commercial paper and credit markets.

Government bond buying pushes yields even lower

In an effort to lower long-term interest rates, the Federal Reserve (Fed) announced plans to buy an additional $750 billion in agency mortgage-backed securities, $100 billion in agency debt and, most notably, $300 billion in longer-term U.S. Treasury bonds. In response, the yield on 10-year Treasuries fell to 2.51% from above 3% the day before — the biggest one-day decline since the 1987 stock market crash.

Prior to the Fed’s announcement, U.S. Treasuries had already begun to lose some of their luster, due mainly to rising supply and a modest, yet gathering enthusiasm for non-government fixed income securities. For the year-to-date period ended February 28, 2009, U.S. Treasury bonds lost 3.43%, after gaining 13.74% last year. From December 31, 2008 to February 28, 2009, they underperformed U.S. mortgage-backed securities, which returned 0.77%, and municipal bonds, with a return of 4.21%. As of February 28, the 30-year Treasury bond closed at 3.71%, the 10-year Treasury bond closed at 3.02%, and the 3-year note closed at 1.40%.

Equity indexes continue to tumble

U.S. equities continued their record of substantial declines for the 12-months ended February 28, 2009. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –41%, –43% and –39% for the same period, respectively. According to the Russell Indexes, mid-cap stocks underperformed their small and large-cap stock counterparts (–47%, compared to –44% and –42% for large and small caps, respectively), while value equities fell more than their growth peers across all capitalization categories.

A disciplined approach to investing

Despite market volatility, we remain committed to our goal of reducing portfolio risk through our investment approach that emphasizes style purity, informed and disciplined security selection, and diversification. Above all, we seek investments that we expect to “behave” as anticipated within your broader portfolios.

While it may be tempting to leave your account statements unopened, I would encourage you to take a good, hard look at your asset allocation to ensure that it provides an appropriate level of risk exposure with respect to your financial goals. Your financial advisor can help you assess your risk tolerance and ensure that your portfolio is appropriately diversified among stocks, bonds, cash and other investments and offers the stability to withstand volatile market conditions.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

FEBRUARY 28, 2009        UNDISCOVERED MANAGERS FUNDS   1

Undiscovered Managers Behavioral Growth Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	December 31, 1997
Fiscal Year End	August 31
Net Assets as of 2/28/2009 (In Thousands)	$49,832
Primary Benchmark	Russell 2500 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The Undiscovered Managers Behavioral Growth Fund, which seeks to provide growth of capital,* returned –43.67%** (Institutional Class Shares) for the six months ended February 28, 2009, compared to the –46.20% return for the Russell 2500 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to overall sector allocation, the collapse of equity markets hurt the Fund’s overall return. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions were seriously called into question. The beginning of 2009 saw no relent in the flight from risk with U.S. equity markets taking the biggest hit and economic data remaining weak. The market did not reward the Fund for estimate revision activity and earnings surprises in its existing stocks.

On the downside, stock selection in the healthcare, consumer staple and telecommunication sectors hurt returns. At the individual stock level, Intuitive Surgical Inc., a maker of computer-enhanced minimally invasive surgery systems, detracted from performance. The company’s shares fell after announcing a lackluster 2009 outlook, with flat earnings per share for the year. Varian Medical Systems Inc. also hurt returns. The company was negatively impacted by weak sales of scientific instruments and lower guidance.

On the positive side, stock selection in the information technology sector helped returns. The Fund continued to find new opportunities in stocks reporting large earnings surprises, as turnover during the period was well within normal ranges. At the individual stock level, Starent Networks Corp., which creates hardware and software for mobile multimedia providers, contributed to performance. The company’s shares rose after winning new contracts from Motorola and Verizon. Sybase Inc., an industry leader in business intelligence software, also helped returns. The company announced unexpectedly record revenues for the fourth quarter, which completed the best year in its 24-year history.

Q:	HOW WAS THE FUND MANAGED?

A:	In managing the Fund, we (the Fund’s sub-advisor, Fuller and Thaler Asset Management, Inc.) looked for stocks that we believed were mispriced based on behavioral biases, exploiting those with new, positive information but overlooked by analysts and market participants. Turnover has remained in its normal range for the past six months, which was not surprising given the increased volatility in the market, which helped produce more opportunities. Over a full market cycle, we expect that the Fund’s performance will likely be driven by security selection, as the effects on performance from consistent sector tilts will likely neutralize over time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Sybase, Inc.	4.3%
2.	Illumina, Inc.	4.0
3.	Starent Networks Corp.	3.8
4.	Panera Bread Co., Class A	3.2
5.	priceline.com, Inc.	3.2
6.	Life Technologies Corp.	2.9
7.	Tekelec	2.8
8.	STERIS Corp.	2.7
9.	Alexion Pharmaceuticals, Inc.	2.7
10.	NetLogic Microsystems, Inc.	2.6

PORTFOLIO COMPOSITION BY SECTOR***

Health Care	33.1%
Information Technology	25.4
Consumer Discretionary	24.1
Industrials	6.8
Consumer Staples	6.3
Energy	1.8
Materials	1.5
Short-Term Investment	1.0

*	The advisor seeks to achieve the Fund’s objectives. There can be no guarantee that it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

2   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 28, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/4/04
Without Sales Charge		(43.75)%	(42.14)%	(7.21)%	(0.89)%
With Sales Charge*		(46.70)	(45.18)	(8.21)	(1.43)
CLASS B SHARES	6/4/04
Without CDSC		(43.90)	(42.47)	(7.66)	(1.13)
With CDSC**		(48.90)	(47.47)	(8.22)	(1.13)
CLASS C SHARES	6/4/04
Without CDSC		(43.90)	(42.47)	(7.66)	(1.13)
With CDSC***		(44.90)	(43.47)	(7.66)	(1.13)
INSTITUTIONAL CLASS SHARES	12/31/97	(43.67)	(41.97)	(6.90)	(0.58)
INVESTOR CLASS SHARES	7/31/98	(43.75)	(42.15)	(7.20)	(0.88)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Investor Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Investor Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers Behavioral Growth Fund, the Russell 2500 Growth Index and the Lipper Small-Cap Growth Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2500 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2500 Growth Index consists of those companies within the 2500 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with higher price-to-book ratios and higher forecasted growth rates. The Lipper Small-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        UNDISCOVERED MANAGERS FUNDS   3

Undiscovered Managers Behavioral Value Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	December 28, 1998
Fiscal Year End	August 31
Net Assets as of 2/28/2009 (In Thousands)	$24,444
Primary Benchmark	Russell 2000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The Undiscovered Managers Behavioral Value Fund, which seeks to provide capital appreciation,* returned –46.89%** (Institutional Class Shares) for the six months ended February 28, 2009, compared to the –47.16% return for the Russell 2000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary and information technology sectors, the collapse of equity markets hurt the Fund’s overall return. In this market environment, insiders (i.e. company executives and directors) could buy a company’s stock well before it recovered. The Fund suffered along with insiders in several cases, particularly among financial names, when these stocks didn’t experience upward price movement.

Stock selection in the financial and utility sectors hurt returns. At the individual stock level, Colonial BancGroup Inc., a financial service company, detracted from performance. The company’s shares fell significantly after the government announced that any TARP funds would be contingent upon raising private capital. Citizens Republic Bancorp Inc., a Michigan-based bank holding company, also hindered returns. The company announced lower-than-expected fourth-quarter earnings due to large credit provisions.

On the positive side, the level of insider activity (open market purchases by corporate insiders) continued to pick up considerably with increased market volatility. This created many opportunities for the Fund, which relied on reported insider activity as its main catalyst for ideas.

At the individual stock level, Career Education Corp., which offers postsecondary education, contributed to performance. The company announced that fourth-quarter earnings had tripled from the previous year due to cost reductions via school closures and increased demand for career education in the wake of economic struggles. EnerSys, a maker of industrial batteries, also aided returns. Following aggressive insider buying, the stock doubled in market capitalization, as earnings came in stronger than expected.

Q:	HOW WAS THE FUND MANAGED?

A:	We (the Fund’s sub-advisor, Fuller and Thaler Asset Management, Inc.) continued to look for companies that underperformed for an extended period of time but showed credible evidence of turning around their operations. The Fund invested in securities where indications of a turnaround included insider buying and stock repurchases. The Fund showed slightly higher-than-usual turnover during the six months, which reflected increased buying opportunities, stemming from insider buying, in the market.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Del Monte Foods Co.	2.7%
2.	Sanderson Farms, Inc.	2.5
3.	Broadridge Financial Solutions, Inc.	2.5
4.	Career Education Corp.	2.5
5.	ValueClick, Inc.	2.4
6.	Alon USA Energy, Inc.	2.1
7.	Adtran, Inc.	2.1
8.	Par Pharmaceutical Cos., Inc.	2.1
9.	Informatica Corp.	2.0
10.	ACI Worldwide, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	25.3%
Financials	21.0
Consumer Discretionary	14.4
Industrials	10.3
Consumer Staples	8.5
Energy	7.2
Health Care	5.6
Materials	4.5
Utilities	1.6
Short-Term Investment	1.6

*	The advisor seeks to achieve the Fund’s objectives. There can be no guarantee that it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

4   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 28, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/4/04
Without Sales Charge		(46.94)%	(46.29)%	(10.13)%	4.74%
With Sales Charge*		(49.73)	(49.11)	(11.09)	4.17
CLASS B SHARES	6/4/04
Without CDSC		(47.06)	(46.56)	(10.53)	4.50
With CDSC**		(52.06)	(51.56)	(11.16)	4.50
CLASS C SHARES	6/4/04
Without CDSC		(47.08)	(46.58)	(10.54)	4.49
With CDSC***		(48.08)	(47.58)	(10.54)	4.49
INSTITUTIONAL CLASS SHARES	12/28/98	(46.89)	(46.20)	(9.94)	4.85

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers Behavioral Value Fund, the Russell 2000 Value Index, the Lipper Small-Cap Core Funds Index and the Lipper Small-Cap Value Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index and the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Core Funds Index and the Lipper Small-Cap Value Funds Index are indices based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        UNDISCOVERED MANAGERS FUNDS   5

JPMorgan Realty Income Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS
Fund Inception	January 1, 1998
Fiscal Year End	August 31
Net Assets as of 2/28/2009 (In Thousands)	$49,020
Primary Benchmark	Morgan Stanley Capital International (MSCI) U.S. REIT Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Realty Income Fund, which seeks to provide high total investment return through a combination of capital appreciation and current income,* returned –62.03%** (Institutional Class Shares) for the six months ended February 28, 2009, compared to the –60.52% return for the MSCI U.S. REIT Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the retail, residential and office/industrial sectors. Although the U.S. real estate investment trust (REIT) market managed to outperform the S&P 500 Index for much of 2008, the events of September 15 and beyond — led by the bankruptcy of Lehman Brothers — brought the MSCI U.S. REIT Index down abruptly as investors realized that the credit crisis was intensifying rather than normalizing. As a result, REIT share prices began to reflect not just a slowdown or shallow recession but a severe, consumer-driven recession. While the REIT business model is relatively capital intensive, higher-than-average leverage in the sector put REIT shares in the crosshairs of a suddenly risk-averse investor base. The MSCI U.S. REIT Index was highly correlated to the financial sector over the period, suffering through extreme levels of volatility. The performance of the REIT market was characterized by extreme levels of price momentum after September 15, with a handful of less leveraged stocks significantly outperforming the shares of companies with perceived debt-related challenges. The combination of volatility and price momentum meant that underperformance from even a single holding could be dramatic.

The Fund was particularly hurt by stocks that appeared attractively valued at the time of purchase but, in the credit-constrained, post-Lehman bankruptcy world, their leverage was too high. At the individual stock level, an overweight in ProLogis, the world’s largest owner and developer of warehouse and distribution centers, detracted from performance. The company’s shares fell due to the potential impact of a full-blown global recession on its overseas operations, which resulted in multiple downward revisions of its 2008 earnings guidance. In addition, potential investors were scared off by the company’s capital requirements. An overweight in Developers Diversified Realty Corp., an owner and developer of retail properties, also hurt returns. The company’s above-average debt maturities and reliance on income from its funds management business caused its shares to fall significantly in late 2008 when investors perceived that the credit crisis was far from being resolved. An overweight in Apartment Investment & Management Co., which owns and operates multi-family apartment properties in the U.S., also hindered performance. The company’s shares declined significantly amid increasing concerns about its above-average leverage and underfunded dividend.

On the positive side, stock selection in specialty subsectors (eg: REITs with a focus on property types outside of the major segments) helped returns. The Fund benefited from its ownership of companies that focus on non-traditional real estate-like data centers and student housing. At the individual stock level, an overweight in Digital Realty Trust Inc., a specialty REIT and global developer of technology-related properties, contributed to performance. Overall, specialty REITs have outperformed the broader REIT universe due to the belief that prospects for their niche exceed those of the overall sector. Healthy leasing results continued to strengthen that expectation. An overweight in Liberty Property Trust also helped returns. The company develops and acquires properties in prime suburban locations, which was beneficial during the period when office companies — especially those possessing significant property holdings in downtown markets with heavy exposure to the financial services sector — suffered. Investors turned to the company due to its relatively healthy balance sheet and more limited exposure to both financial service tenants and metropolitan areas suffering from housing corrections. An overweight in American Campus Communities Inc., an equity REIT and one of the largest developers and managers of private student housing in the U.S., also aided performance. The company outperformed most REITs over the period, as the demand for student housing was believed to be more defensive than in other sectors. Strong preleasing results for the new school year, including for those properties acquired in the GMH Communities Trust acquisition, supported that expectation.

6   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 28, 2009

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund aimed to achieve consistent long-term returns (appreciation and income) that exceeded the total return of its benchmark by investing in a diversified portfolio composed primarily of equity REITs. We drew upon our network of REIT specialists, global economists, equity and fixed income research analysts, and real estate investors to develop a sustainable information advantage. We projected long-term cash flow for each company, accounting for the potential of both required deleveraging and increases in debt costs. These estimates were used to value REITs using a proprietary dividend discount model. Stock selection, not sector bets, was the primary driver of performance.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Simon Property Group, Inc.	8.5%
2.	Public Storage	6.8
3.	Vornado Realty Trust	5.5
4.	Digital Realty Trust, Inc.	5.2
5.	Equity Residential	5.2
6.	HCP, Inc.	4.7
7.	Ventas, Inc.	3.9
8.	Health Care REIT, Inc.	3.8
9.	Boston Properties, Inc.	3.3
10.	AvalonBay Communities, Inc.	3.0

PORTFOLIO COMPOSITION BY SECTOR***

Multifamily	17.1%
Diversified	16.5
Health Care	15.8
Office	11.9
Regional Malls	9.6
Shopping Centers	9.4
Storage	7.8
Retail	3.5
Industrial	2.6
Hotels	2.4
Others (each less than 1.0%)	0.4
Short-Term Investment	3.0

*	The advisor seeks to achieve the Fund’s objectives. There can be no guarantee that it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

FEBRUARY 28, 2009        UNDISCOVERED MANAGERS FUNDS   7

JPMorgan Realty Income Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/4/04
Without Sales Charge		(62.18)%	(60.57)%	(8.90)%	3.92%
With Sales Charge*		(64.15)	(62.64)	(9.87)	3.36
CLASS B SHARES	6/4/04
Without CDSC		(62.24)	(60.70)	(9.30)	3.69
With CDSC**		(67.24)	(65.70)	(9.90)	3.69
CLASS C SHARES	6/4/04
Without CDSC		(62.25)	(60.70)	(9.31)	3.68
With CDSC***		(63.25)	(61.70)	(9.31)	3.68
CLASS R5 SHARES	5/15/06	(62.03)	(60.33)	(8.49)	4.15
INSTITUTIONAL CLASS SHARES	1/1/98	(62.03)	(60.34)	(8.51)	4.14

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Institutional Class Shares.

Returns for the Class R5 Shares prior to its inception date are based on the performance of the Institutional Class Shares. The actual returns of the Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Realty Income Fund, the MSCI U.S. REIT Index and the Lipper Real Estate Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI U.S. REIT Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Real Estate Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI U.S. REIT Index is a market capitalization weighted total return index of 110 REITs which exceed certain minimum liquidity criteria concerning market capitalization, shares outstanding, trading volume and per share market price. The Lipper Real Estate Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 28, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2009        UNDISCOVERED MANAGERS FUNDS   9

Undiscovered Managers Small Cap Growth Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	October 2, 2000
Fiscal Year End	August 31
Net Assets as of 2/28/2009 (In Thousands)	$12,112
Primary Benchmark	Russell 2000 Growth Index

Q.	HOW DID THE FUND PERFORM?

A:	The Undiscovered Managers Small Cap Growth Fund, which seeks to provide long-term capital appreciation,* returned –44.11%** (Institutional Class Shares) for the six months ended February 28, 2009, compared to the –46.70% return for the Russell 2000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the producer durable, energy and utility sectors, market conditions hurt the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions were seriously called into question. The beginning of 2009 saw continued flight from risk with U.S. equity markets taking the biggest hit and economic data remaining weak.

At the individual stock level, Myriad Genetics Inc. contributed to performance. The biopharmaceutical company engages in the development and marketing of therapeutic and molecular diagnostic products. Shares of Myriad advanced on solid growth in its core molecular diagnostics business and increased investor confidence in the spin-out of the drug development business. J. Crew Group Inc., a multi-channel specialty retailer, also helped returns. The company advanced on investor confidence that it is making progress on inventory and expense reductions. Watson Wyatt Worldwide Inc., a human capital and financial management consulting service company, also aided performance. The company’s shares rose on increased fiscal second-quarter profit, driven by its insurance, financial service, technology, administration and benefits areas.

On the negative side, stock selection in the technology and healthcare sectors as well as an underweight in the consumer staple sector detracted from returns. At the individual stock level, Penn Virginia Corp., a natural gas and oil producer, detracted from performance. The company was hurt by a decline in oil prices. Taleo Corp, a talent management software solutions company, also hindered returns. The company’s shares declined as it lowered its fiscal 2009 profit outlook. Microsemi Corp., a manufacturer of semiconductor products, also hurt performance. The company’s shares fell after it announced expectations that fiscal second-quarter sales would decrease.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing the Fund based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim was to identify growth companies with leading competitive positions, led by highly motivated and talented management. We subjected each potential investment to rigorous financial analysis. We believe a disciplined valuation process is necessary to enhance long-term returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Meridian Bioscience, Inc.	3.2%
2.	ViaSat, Inc.	3.1
3.	LKQ Corp.	3.0
4.	Iconix Brand Group, Inc.	2.7
5.	Art Technology Group, Inc.	2.6
6.	Nuance Communications, Inc.	2.5
7.	Neutral Tandem, Inc.	2.5
8.	Myriad Genetics, Inc.	2.3
9.	Masimo Corp.	2.3
10.	Waste Connections, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR***

Health Care	26.5%
Information Technology	26.2
Industrials	19.0
Consumer Discretionary	13.0
Financials	7.5
Energy	3.8
Others (each less than 1.0%)	0.7
Short-Term Investment	3.3

*	The advisor seeks to achieve the Fund’s objectives. There can be no guarantee that it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

10   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 28, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	6/4/04
Without Sales Charge		(44.31)%	(50.48)%	(16.25)%	(11.06)%
With Sales Charge*		(47.23)	(53.11)	(17.15)	(11.63)
INSTITUTIONAL CLASS SHARES	10/2/00	(44.11)	(50.20)	(15.93)	(10.86)

*	Sales Charge for Class A Shares is 5.25%.

LIFE OF FUND PERFORMANCE (10/2/00 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on October 2, 2000.

Returns for Class A Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from October 2, 2000 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated indicated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        UNDISCOVERED MANAGERS FUNDS   11

Undiscovered Managers Behavioral Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.9%
	Common Stocks — 98.9%
	Aerospace & Defense — 1.8%
24	Triumph Group, Inc.	878
	Auto Components — 1.3%
32	Fuel Systems Solutions, Inc. (a)	634
	Biotechnology — 9.0%
39	Alexion Pharmaceuticals, Inc. (a)	1,327
44	Martek Biosciences Corp.	818
40	Onyx Pharmaceuticals, Inc. (a)	1,194
17	United Therapeutics Corp. (a)	1,161
		4,500
	Chemicals — 1.5%
52	Calgon Carbon Corp. (a)	757
	Commercial Services & Supplies — 1.3%
27	Brink’s Co. (The)	647
	Communications Equipment — 10.8%
53	F5 Networks, Inc. (a)	1,056
100	Riverbed Technology, Inc. (a)	1,046
121	Starent Networks Corp. (a)	1,911
112	Tekelec (a)	1,378
		5,391
	Computers & Peripherals — 1.7%
40	Synaptics, Inc. (a)	832
	Diversified Consumer Services — 4.1%
44	Career Education Corp. (a)	1,085
50	Corinthian Colleges, Inc. (a)	975
		2,060
	Electrical Equipment — 1.6%
36	Energy Conversion Devices, Inc. (a)	787
	Energy Equipment & Services — 1.8%
26	CARBO Ceramics, Inc.	904
	Food & Staples Retailing — 1.9%
76	Whole Foods Market, Inc.	926
	Food Products — 4.5%
137	Del Monte Foods Co.	978
33	Green Mountain Coffee Roasters, Inc. (a)	1,244
		2,222
	Health Care Equipment & Supplies — 12.2%
83	American Medical Systems Holdings, Inc. (a)	855
46	Greatbatch, Inc. (a)	889
36	Inverness Medical Innovations, Inc. (a)	802
50	Masimo Corp. (a)	1,252
59	STERIS Corp.	1,358
42	Thoratec Corp. (a)	950
		6,106
	Health Care Providers & Services — 1.1%
68	Healthsouth Corp. (a)	531
	Hotels, Restaurants & Leisure — 5.1%
52	Bally Technologies, Inc. (a)	974
36	Panera Bread Co., Class A (a)	1,590
		2,564
	Internet & Catalog Retail — 3.2%
19	priceline.com, Inc. (a)	1,587
	IT Services — 2.2%
88	Cybersource Corp. (a)	1,082
	Life Sciences Tools & Services — 8.6%
64	Illumina, Inc. (a)	2,005
50	Life Technologies Corp. (a)	1,449
51	Luminex Corp. (a)	840
		4,294
	Machinery — 2.2%
33	ESCO Technologies, Inc. (a)	1,086
	Media — 4.4%
69	Discovery Communications, Inc., Class A (a)	1,073
43	Marvel Entertainment, Inc. (a)	1,112
		2,185
	Pharmaceuticals — 2.0%
68	Sepracor, Inc. (a)	1,017
	Semiconductors & Semiconductor Equipment — 2.6%
54	NetLogic Microsystems, Inc. (a)	1,283
	Software — 8.0%
37	Blackboard, Inc. (a)	1,021
42	Concur Technologies, Inc. (a)	879
78	Sybase, Inc. (a)	2,115
		4,015
	Specialty Retail — 2.6%
55	Aeropostale, Inc. (a)	1,282
	Textiles, Apparel & Luxury Goods — 3.4%
68	True Religion Apparel, Inc. (a)	696
46	Warnaco Group, Inc. (The) (a)	994
		1,690
	Total Long-Term Investments (Cost $60,508)	49,260

SEE NOTES TO FINANCIAL STATEMENTS.

12   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 28, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.9%
	Investment Company — 0.9%
472	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830% (b) (l) (Cost $472)	472
	Total Investments — 99.8% (Cost $60,980)	49,732
	Other Assets in Excess of Liabilities — 0.2%	100
	NET ASSETS — 100.0%	$49,832

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        UNDISCOVERED MANAGERS FUNDS   13

Undiscovered Managers Behavioral Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.3%
	Common Stocks — 99.3%
	Aerospace & Defense — 1.5%
48	BE Aerospace, Inc. (a)	357
	Capital Markets — 1.7%
21	Investment Technology Group, Inc. (a)	407
	Chemicals — 2.1%
28	Celanese Corp., Class A	236
102	Huntsman Corp.	270
		506
	Commercial Banks — 10.9%
13	Bancorp, Inc. (The) (a)	38
84	Boston Private Financial Holdings, Inc.	291
18	Capitol Bancorp Ltd.	77
363	Citizens Republic Bancorp, Inc. (a)	272
46	First Horizon National Corp.	418
26	Harleysville National Corp.	175
35	Investors Bancorp, Inc. (a)	252
36	Marshall & Ilsley Corp.	163
52	Mercantile Bank Corp.	205
6	Park National Corp.	274
179	South Financial Group, Inc. (The)	225
28	Zions Bancorp	264
		2,654
	Commercial Services & Supplies — 2.4%
57	Bowne & Co., Inc.	90
78	EnergySolutions, Inc.	500
		590
	Communications Equipment — 4.4%
35	Adtran, Inc.	511
25	Avocent Corp. (a)	300
191	Extreme Networks, Inc. (a)	272
		1,083
	Construction & Engineering — 1.4%
74	Dycom Industries, Inc. (a)	342
	Diversified Consumer Services — 3.6%
25	Career Education Corp. (a)	612
38	Jackson Hewitt Tax Service, Inc.	281
		893
	Electric Utilities — 1.6%
16	Allegheny Energy, Inc.	383
	Electrical Equipment — 2.0%
47	EnerSys (a)	499
	Electronic Equipment, Instruments & Components — 1.5%
15	MTS Systems Corp.	359
	Energy Equipment & Services — 2.9%
94	Newpark Resources (a)	279
3	SEACOR Holdings, Inc. (a)	192
82	Tetra Technologies, Inc. (a)	235
		706
	Food Products — 7.7%
47	Chiquita Brands International, Inc. (a)	229
92	Del Monte Foods Co.	656
12	McCormick & Co., Inc.	379
18	Sanderson Farms, Inc.	625
		1,889
	Health Care Providers & Services — 3.0%
183	Health Management Associates, Inc., Class A (a)	394
25	Health Net, Inc. (a)	330
		724
	Hotels, Restaurants & Leisure — 4.8%
17	CEC Entertainment, Inc. (a)	407
51	Shuffle Master, Inc. (a)	150
101	Wendy’s/Arby’s Group, Inc., Class A	457
46	Wyndham Worldwide Corp.	168
		1,182
	Insurance — 2.9%
185	Conseco, Inc. (a)	224
15	Presidential Life Corp.	96
18	Zenith National Insurance Corp.	400
		720
	Internet Software & Services — 4.1%
96	ValueClick, Inc. (a)	600
18	WebMD Health Corp., Class A (a)	406
		1,006
	IT Services — 6.9%
39	Broadridge Financial Solutions, Inc.	623
78	Convergys Corp. (a)	505
37	Gartner, Inc. (a)	372
33	Heartland Payment Systems, Inc.	184
		1,684
	Machinery — 0.8%
21	Terex Corp. (a)	187

SEE NOTES TO FINANCIAL STATEMENTS.

14   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 28, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — 2.5%
15	DreamWorks Animation SKG, Inc., Class A (a)	287
13	Marvel Entertainment, Inc. (a)	334
		621
	Metals & Mining — 2.5%
38	Commercial Metals Co.	386
21	RTI International Metals, Inc. (a)	222
		608
	Oil, Gas & Consumable Fuels — 4.4%
47	Alon USA Energy, Inc.	513
24	Southern Union Co.	327
16	Tesoro Corp.	242
		1,082
	Personal Products — 0.9%
39	Prestige Brands Holdings, Inc. (a)	213
	Pharmaceuticals — 2.7%
38	Par Pharmaceutical Cos., Inc. (a)	510
34	ViroPharma, Inc. (a)	140
		650
	Professional Services — 1.4%
53	Monster Worldwide, Inc. (a)	352
	Real Estate Investment Trusts (REITs) — 5.7%
103	CapLease, Inc.	204
26	Franklin Street Properties Corp.	273
31	Inland Real Estate Corp.	239
63	Kite Realty Group Trust	218
50	LaSalle Hotel Properties	268
92	Sunstone Hotel Investors, Inc.	201
		1,403
	Software — 8.7%
28	ACI Worldwide, Inc. (a)	505
35	Fair Isaac Corp.	380
39	Informatica Corp. (a)	506
112	Lawson Software, Inc. (a)	431
64	MSC.Software Corp. (a)	294
		2,116
	Specialty Retail — 2.1%
34	Charlotte Russe Holding, Inc. (a)	179
19	Rent-A-Center, Inc. (a)	340
		519
	Textiles, Apparel & Luxury Goods — 1.3%
12	Columbia Sportswear Co.	331
	Trading Companies & Distributors — 0.9%
48	RSC Holdings, Inc. (a)	219
	Total Long-Term Investments (Cost $40,051)	24,285
Short-Term Investment — 1.7%
	Investment Company — 1.7%
407	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830% (b) (l) (Cost $407)	407
	Total Investments — 101.0% (Cost $40,458)	24,692
	Liabilities in Excess of Other Assets — (1.0)%	(248)
	NET ASSETS — 100.0%	$24,444

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        UNDISCOVERED MANAGERS FUNDS   15

JPMorgan Realty Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.4%
	Common Stocks — 95.4%
	Diversified — 16.2%
13	Colonial Properties Trust	48
84	Digital Realty Trust, Inc.	2,508
75	Duke Realty Corp.	515
50	DuPont Fabros Technology, Inc.	265
69	Lexington Realty Trust	221
70	Liberty Property Trust	1,286
14	PS Business Parks, Inc.	468
81	Vornado Realty Trust	2,641
		7,952
	Health Care — 15.6%
125	HCP, Inc.	2,278
59	Health Care REIT, Inc.	1,825
29	Nationwide Health Properties, Inc.	594
85	Senior Housing Properties Trust	1,066
86	Ventas, Inc.	1,864
		7,627
	Hotels — 2.4%
28	Hospitality Properties Trust	324
229	Host Hotels & Resorts, Inc.	846
		1,170
	Industrial — 3.4%
33	AMB Property Corp.	389
20	EastGroup Properties, Inc.	482
135	ProLogis	782
		1,653
	Multifamily — 16.8%
57	American Campus Communities, Inc.	976
22	Apartment Investment & Management Co., Class A	117
34	AvalonBay Communities, Inc.	1,444
45	Camden Property Trust	840
10	Equity Lifestyle Properties, Inc.	347
142	Equity Residential	2,497
20	Essex Property Trust, Inc.	1,083
114	UDR, Inc.	905
		8,209
	Office — 10.9%
36	Alexandria Real Estate Equities, Inc.	1,438
42	Boston Properties, Inc.	1,569
106	Brandywine Realty Trust	499
32	Douglas Emmett, Inc. (m)	238
18	Highwoods Properties, Inc.	344
43	Kilroy Realty Corp.	798
22	Mack-Cali Realty Corp.	372
8	SL Green Realty Corp.	91
		5,349
	Regional Malls — 9.4%
48	Macerich Co. (The)	547
123	Simon Property Group, Inc.	4,080
		4,627
	Retail — 3.4%
10	Federal Realty Investment Trust	407
36	Regency Centers Corp.	966
19	Taubman Centers, Inc.	304
		1,677
	Shopping Centers — 9.3%
69	Developers Diversified Realty Corp.	205
131	Kimco Realty Corp.	1,155
66	National Retail Properties, Inc.	953
78	Realty Income Corp.	1,360
77	Weingarten Realty Investors	866
		4,539
	Storage — 7.6%
69	Extra Space Storage, Inc.	431
59	Public Storage	3,296
		3,727
	Wireless Telecommunication Services — 0.4%
2	American Tower Corp., Class A (a)	58
8	Crown Castle International Corp. (a)	148
		206
	Total Long-Term Investments (Cost $77,295)	46,736
Short-Term Investment — 2.9%
	Investment Company — 2.9%
1,433	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830% (b) (l) (m) (Cost $1,433)	1,433
	Total Investments — 98.3% (Cost $78,728)	48,169
	Other Assets in Excess of Liabilities — 1.7%	851
	NET ASSETS — 100.0%	$49,020

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 28, 2009

Undiscovered Managers Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.3%
	Common Stocks — 96.3%
	Aerospace & Defense — 2.0%
10	HEICO Corp.	244
	Air Freight & Logistics — 0.7%
4	Hub Group, Inc., Class A (a)	80
	Biotechnology — 4.6%
4	Alexion Pharmaceuticals, Inc. (a)	126
13	BioMarin Pharmaceutical, Inc. (a)	159
3	Myriad Genetics, Inc. (a)	273
		558
	Building Products — 0.8%
2	Lennox International, Inc.	39
4	Simpson Manufacturing Co., Inc.	61
		100
	Capital Markets — 3.0%
1	Affiliated Managers Group, Inc. (a)	27
12	Calamos Asset Management, Inc., Class A	41
5	Lazard Ltd., (Bermuda), Class A	112
24	thinkorswim Group, Inc. (a)	189
		369
	Commercial Services & Supplies — 4.1%
9	Corrections Corp. of America (a)	92
3	Stericycle, Inc. (a)	136
11	Waste Connections, Inc. (a)	266
		494
	Communications Equipment — 6.6%
6	F5 Networks, Inc. (a)	126
15	Neutral Tandem, Inc. (a)	298
21	ViaSat, Inc. (a)	379
		803
	Computers & Peripherals — 1.6%
9	Synaptics, Inc. (a)	194
	Construction & Engineering — 0.8%
4	Shaw Group, Inc. (The) (a)	94
	Distributors — 3.0%
27	LKQ Corp. (a)	359
	Diversified Consumer Services — 1.3%
11	Lincoln Educational Services Corp. (a)	153
	Diversified Financial Services — 1.7%
13	MSCI, Inc., Class A (a)	203
	Electrical Equipment — 2.2%
2	Energy Conversion Devices, Inc. (a)	55
13	EnerSys (a)	141
2	Powell Industries, Inc. (a)	68
		264
	Electronic Equipment, Instruments & Components — 0.8%
5	FLIR Systems, Inc. (a)	93
	Energy Equipment & Services — 0.5%
2	Oceaneering International, Inc. (a)	64
	Food & Staples Retailing — 0.7%
8	Susser Holdings Corp. (a)	83
	Health Care Equipment & Supplies — 6.5%
12	Hologic, Inc. (a)	133
11	Masimo Corp. (a)	272
19	Meridian Bioscience, Inc.	381
		786
	Health Care Providers & Services — 5.8%
3	DaVita, Inc. (a)	142
6	Genoptix, Inc. (a)	180
14	Psychiatric Solutions, Inc. (a)	229
7	VCA Antech, Inc. (a)	150
		701
	Health Care Technology — 4.4%
5	Cerner Corp. (a)	187
9	MedAssets, Inc. (a)	128
30	Omnicell, Inc. (a)	215
		530
	Hotels, Restaurants & Leisure — 3.3%
11	Bally Technologies, Inc. (a)	213
10	Jack in the Box, Inc. (a)	191
		404
	Industrial Conglomerates — 0.6%
4	Carlisle Cos., Inc.	71
	Insurance — 2.7%
7	HCC Insurance Holdings, Inc.	161
4	ProAssurance Corp. (a)	172
		333
	Internet Software & Services — 5.5%
143	Art Technology Group, Inc. (a)	311
10	Bankrate, Inc. (a)	230
12	DealerTrack Holdings, Inc. (a)	127
		668

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        UNDISCOVERED MANAGERS FUNDS   17

Undiscovered Managers Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	IT Services — 3.1%
1	ManTech International Corp., Class A (a)	57
2	NCI, Inc., Class A (a)	60
13	Syntel, Inc.	260
		377
	Life Sciences Tools & Services — 3.7%
10	Bruker Corp. (a)	41
2	Covance, Inc. (a)	79
10	Icon plc, (Ireland), ADR (a)	196
4	Illumina, Inc. (a)	133
		449
	Machinery — 1.8%
3	Bucyrus International, Inc.	34
3	Graco, Inc.	50
5	Wabtec Corp.	129
		213
	Media — 1.2%
5	Morningstar, Inc. (a)	148
	Oil, Gas & Consumable Fuels — 3.2%
4	Cabot Oil & Gas Corp.	87
8	Concho Resources, Inc. (a)	166
5	Forest Oil Corp. (a)	73
5	Penn Virginia Corp.	66
		392
	Pharmaceuticals — 1.4%
34	Sucampo Pharmaceuticals, Inc., Class A (a)	170
	Professional Services — 2.6%
4	FTI Consulting, Inc. (a)	158
3	Watson Wyatt Worldwide, Inc., Class A	157
		315
	Road & Rail — 2.6%
6	Landstar System, Inc.	186
6	Old Dominion Freight Line, Inc. (a)	128
		314
	Semiconductors & Semiconductor Equipment — 3.2%
7	Hittite Microwave Corp. (a)	196
19	Microsemi Corp. (a)	192
		388
	Software — 5.3%
13	NetSuite, Inc. (a)	120
34	Nuance Communications, Inc. (a)	300
24	Taleo Corp., Class A (a)	218
		638
	Specialty Retail — 0.8%
12	DSW, Inc., Class A (a)	103
	Textiles, Apparel & Luxury Goods — 3.3%
2	Deckers Outdoor Corp. (a)	72
40	Iconix Brand Group, Inc. (a)	325
		397
	Trading Companies & Distributors — 0.9%
10	Beacon Roofing Supply, Inc. (a)	105
	Total Long-Term Investments (Cost $18,181)	11,657
Short-Term Investment — 3.3%
	Investment Company — 3.3%
404	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830% (b) (l) (Cost $404)	404
	Total Investments — 99.6% (Cost $18,585)	12,061
	Other Assets in Excess of Liabilities — 0.4%	51
	NET ASSETS — 100.0%	$12,112

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 28, 2009

Undiscovered Managers Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (Unaudited)

ADR—	American Depositary Receipt

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(l)—	The rate shown is the current yield as of February 28, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        UNDISCOVERED MANAGERS FUNDS   19

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2009 (Unaudited)

(Amounts in thousands, except per share amounts)

	Behavioral Growth Fund	Behavioral Value Fund	Realty Income Fund		Small Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$49,260	$24,285	$46,736		$11,657
Investments in affiliates, at value	472	407	1,433		404
Total investment securities, at value	49,732	24,692	48,169		12,061
Cash	—	128	—	(b)	1
Receivables:
Investment securities sold	2,491	336	562		231
Fund shares sold	544	12	677		1
Interest and dividends	10	23	280		8
Due from Advisor	—	—	—		5
Total Assets	52,777	25,191	49,688		12,307

LIABILITIES:
Payables:
Investment securities purchased	2,771	436	520		127
Fund shares redeemed	66	205	52		11
Accrued liabilities:
Investment advisory fees	27	11	14		—
Administration fees	3	2	4		1
Shareholder servicing fees	1	1	2		—	(b)
Distribution fees	1	5	1		—	(b)
Custodian and accounting fees	5	1	11		1
Trustees’ and Chief Compliance Officer’s fees	1	1	—	(b)	—	(b)
Other	70	85	64		55
Total Liabilities	2,945	747	668		195
Net Assets	$49,832	$24,444	$49,020		$12,112

SEE NOTES TO FINANCIAL STATEMENTS.

20   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 28, 2009

	Behavioral Growth Fund	Behavioral Value Fund	Realty Income Fund	Small Cap Growth Fund
NET ASSETS:
Paid in capital	$94,851	$72,383	$128,198	$56,209
Accumulated undistributed (distributions in excess of) net investment income	(337)	21	(2,011)	(60)
Accumulated net realized gains (losses)	(33,434)	(32,194)	(46,608)	(37,513)
Net unrealized appreciation (depreciation)	(11,248)	(15,766)	(30,559)	(6,524)
Total Net Assets	$49,832	$24,444	$49,020	$12,112

Net Assets:
Class A	$1,538	$4,935	$2,631	$60
Class B	328	985	626	—
Class C	444	4,414	845	—
Class R5	—	—	16,699	—
Institutional Class	47,247	14,110	28,219	12,052
Investor Class	275	—	—	—
Total	$49,832	$24,444	$49,020	$12,112

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	111	385	665	17
Class B	24	79	160	—
Class C	33	353	216	—
Class R5	—	—	4,204	—
Institutional Class	3,307	1,087	7,105	3,257
Investor Class	20	—	—	—

Net Asset Value:
Class A — Redemption price per share	$13.81	$12.82	$3.96	$3.62
Class B — Offering price per share (a)	13.49	12.50	3.92	—
Class C — Offering price per share (a)	13.49	12.50	3.90	—
Class R5 — Offering and redemption price per share	—	—	3.97	—
Institutional Class — Offering and redemption price per share	14.29	12.97	3.97	3.70
Investor Class — Offering and redemption price per share	13.82	—	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$14.58	$13.53	$4.18	$3.82

Cost of investments in non-affiliates	$60,508	$40,051	$77,295	$18,181
Cost of investments in affiliates	472	407	1,433	404

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        UNDISCOVERED MANAGERS FUNDS   21

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2009 (Unaudited)

(Amounts in thousands)

	Behavioral Growth Fund	Behavioral Value Fund	Realty Income Fund	Small Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$59	$375	$312	$26
Dividend income from affiliates (a)	11	4	22	5
Foreign taxes withheld	—	—	(1)	—
Total investment income	70	379	333	31

EXPENSES:
Investment advisory fees	288	237	268	53
Administration fees	33	24	39	9
Distribution fees:
Class A	3	9	6	— (b)
Class B	2	6	5	—
Class C	2	26	5	—
Investor Class	1	—	—	—
Shareholder servicing fees:
Class A	3	9	6	— (b)
Class B	— (b)	2	2	—
Class C	1	9	2	—
Class R5	—	—	4	—
Institutional Class	29	15	25	8
Custodian and accounting fees	15	12	17	16
Interest expense to affiliates	1	2	— (b)	4
Professional fees	22	18	26	22
Trustees’ and Chief Compliance Officer’s fees	— (b)	— (b)	— (b)	— (b)
Printing and mailing costs	13	9	10	9
Registration and filing fees	30	22	22	21
Transfer agent fees	47	58	40	14
Other	9	9	12	4
Total expenses	499	467	489	160
Less amounts waived	(95)	(112)	(134)	(57)
Less earnings credits	—	— (b)	— (b)	—
Less expense reimbursements	—	—	—	(18)
Net expenses	404	355	355	85
Net investment income (loss)	(334)	24	(22)	(54)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(13,112)	(20,124)	(36,941)	(3,662)
Foreign currency transactions	—	—	(23)	—
Net realized gain (loss)	(13,112)	(20,124)	(36,964)	(3,662)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(26,028)	(12,319)	(36,349)	(7,131)
Foreign currency translations	—	—	5	—
Change in net unrealized appreciation (depreciation)	(26,028)	(12,319)	(36,344)	(7,131)
Net realized/unrealized gains (losses)	(39,140)	(32,443)	(73,308)	(10,793)
Change in net assets resulting from operations	$(39,474)	$(32,419)	$(73,330)	$(10,847)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

22   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 28, 2009

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Behavioral Growth Fund		Behavioral Value Fund
	Six Months Ended 2/28/2009 (Unaudited)	Year Ended 8/31/2008	Six Months Ended 2/28/2009 (Unaudited)	Year Ended 8/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(334)	$(1,287)	$24	$(259)
Net realized gain (loss)	(13,112)	3,145	(20,124)	(11,859)
Change in net unrealized appreciation (depreciation)	(26,028)	(18,243)	(12,319)	(16,131)
Change in net assets resulting from operations	(39,474)	(16,385)	(32,419)	(28,249)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	—	—	—	(1,646)
Class B
From net realized gains	—	—	—	(250)
Class C
From net realized gains	—	—	—	(1,356)
Institutional Class
From net realized gains	—	—	—	(6,955)
Total distributions to shareholders	—	—	—	(10,207)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(3,617)	(24,224)	(24,088)	(58,262)

NET ASSETS:
Change in net assets	(43,091)	(40,609)	(56,507)	(96,718)
Beginning of period	92,923	133,532	80,951	177,669
End of period	$49,832	$92,923	$24,444	$80,951
Accumulated undistributed (distributions in excess of) net investment income	$(337)	$(3)	$21	$(3)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        UNDISCOVERED MANAGERS FUNDS   23

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Realty Income Fund		Small Cap Growth Fund
	Six Months Ended 2/28/2009 (Unaudited)	Year Ended 8/31/2008	Six Months Ended 2/28/2009 (Unaudited)	Year Ended 8/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(22)	$2,523	$(54)	$(1,275)
Net realized gain (loss)	(36,964)	(3,846)	(3,662)	(27,410)
Change in net unrealized appreciation (depreciation)	(36,344)	(7,728)	(7,131)	(27,937)
Change in net assets resulting from operations	(73,330)	(9,051)	(10,847)	(56,622)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(137)	(148)	—	—
Return of capital	—	(19)	—	—
From net realized gains	—	(1,227)	—	(23)
Class B
From net investment income	(31)	(42)	—	—
Return of capital	—	(6)	—	—
From net realized gains	—	(492)	—	—
Class C
From net investment income	(33)	(38)	—	—
Return of capital	—	(5)	—	—
From net realized gains	—	(461)	—	—
Class R5
From net investment income	(388)	(331)	—	—
Return of capital	—	(43)	—	—
From net realized gains	—	(2,267)	—	—
Institutional Class
From net investment income	(1,309)	(2,133)	—	—
Return of capital	—	(280)	—	—
From net realized gains	—	(19,239)	—	(24,710)
Total distributions to shareholders	(1,898)	(26,731)	—	(24,733)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	10,440	27,696	(6,236)	(146,315)

NET ASSETS:
Change in net assets	(64,788)	(8,086)	(17,083)	(227,670)
Beginning of period	113,808	121,894	29,195	256,865
End of period	$49,020	$113,808	$12,112	$29,195
Accumulated undistributed (distributions in excess of) net investment income	$(2,011)	$(91)	$(60)	$(6)

SEE NOTES TO FINANCIAL STATEMENTS.

24   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 28, 2009

	Behavioral Growth Fund		Behavioral Value Fund
	Six Months Ended 2/28/2009 (Unaudited)	Year Ended 8/31/2008	Six Months Ended 2/28/2009 (Unaudited)	Year Ended 8/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$111	$2,802	$301	$2,506
Dividends and distributions reinvested	—	—	—	1,446
Cost of shares redeemed	(597)	(2,733)	(1,973)	(22,833)
Change in net assets from Class A capital transactions	$(486)	$69	$(1,672)	$(18,881)

Class B
Proceeds from shares issued	$8	$254	$27	$132
Dividends and distributions reinvested	—	—	—	228
Cost of shares redeemed	(65)	(283)	(328)	(1,190)
Change in net assets from Class B capital transactions	$(57)	$(29)	$(301)	$(830)

Class C
Proceeds from shares issued	$10	$566	$194	$1,376
Dividends and distributions reinvested	—	—	—	1,077
Cost of shares redeemed	(58)	(423)	(1,822)	(9,244)
Change in net assets from Class C capital transactions	$(48)	$143	$(1,628)	$(6,791)

Institutional Class
Proceeds from shares issued	$4,463	$19,152	$3,619	$20,668
Dividends and distributions reinvested	—	—	—	6,660
Cost of shares redeemed	(7,458)	(33,018)	(24,106)	(59,088)
Change in net assets from Institutional Class capital transactions	$(2,995)	$(13,866)	$(20,487)	$(31,760)

Investor Class
Proceeds from shares issued	$—	$1,617	$—	$—
Cost of shares redeemed	(31)	(12,158)	—	—
Change in net assets from Investor Class capital transactions	$(31)	$(10,541)	$—	$—

Total change in net assets from capital transactions	$(3,617)	$(24,224)	$(24,088)	$(58,262)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        UNDISCOVERED MANAGERS FUNDS   25

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Behavioral Growth Fund		Behavioral Value Fund
	Six Months Ended 2/28/2009 (Unaudited)	Year Ended 8/31/2008	Six Months Ended 2/28/2009 (Unaudited)	Year Ended 8/31/2008
SHARE TRANSACTIONS:
Class A
Issued	7	99	20	93
Reinvested	—	—	—	54
Redeemed	(35)	(109)	(118)	(830)
Change in Class A Shares	(28)	(10)	(98)	(683)

Class B
Issued	— (a)	9	2	5
Reinvested	—	—	—	9
Redeemed	(4)	(11)	(20)	(47)
Change in Class B Shares	(4)	(2)	(18)	(33)

Class C
Issued	1	20	10	51
Reinvested	—	—	—	41
Redeemed	(4)	(17)	(108)	(366)
Change in Class C Shares	(3)	3	(98)	(274)

Institutional Class
Issued	259	678	193	802
Reinvested	—	—	—	247
Redeemed	(399)	(1,259)	(1,413)	(2,307)
Change in Institutional Class Shares	(140)	(581)	(1,220)	(1,258)

Investor Class
Issued	—	57	—	—
Redeemed	(2)	(433)	—	—
Change in Investor Class Shares	(2)	(376)	—	—

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 28, 2009

	Realty Income Fund		Small Cap Growth Fund
	Six Months Ended 2/28/2009 (Unaudited)	Year Ended 8/31/2008	Six Months Ended 2/28/2009 (Unaudited)	Year Ended 8/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,475	$5,078	$9	$42
Dividends and distributions reinvested	126	1,157	—	22
Cost of shares redeemed	(2,078)	(2,472)	(33)	(47)
Change in net assets from Class A capital transactions	$(477)	$3,763	$(24)	$17

Class B
Proceeds from shares issued	$78	$752	$—	$—
Dividends and distributions reinvested	30	512	—	—
Cost of shares redeemed	(436)	(907)	—	—
Change in net assets from Class B capital transactions	$(328)	$357	$—	$—

Class C
Proceeds from shares issued	$348	$1,361	$—	$—
Dividends and distributions reinvested	26	401	—	—
Cost of shares redeemed	(335)	(1,128)	—	—
Change in net assets from Class C capital transactions	$39	$634	$—	$—

Class R5
Proceeds from shares issued	$15,872	$8,825	$—	$—
Dividends and distributions reinvested	388	2,642	—	—
Cost of shares redeemed	(430)	(645)	—	—
Change in net assets from Class R5 capital transactions	$15,830	$10,822	$—	$—

Institutional Class
Proceeds from shares issued	$13,226	$24,081	$5,721	$29,988
Dividends and distributions reinvested	1,165	20,690	—	22,572
Cost of shares redeemed	(19,015)	(32,651)	(11,933)	(198,892)
Change in net assets from Institutional Class capital transactions	$(4,624)	$12,120	$(6,212)	$(146,332)

Total change in net assets from capital transactions	$10,440	$27,696	$(6,236)	$(146,315)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        UNDISCOVERED MANAGERS FUNDS   27

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Realty Income Fund		Small Cap Growth Fund
	Six Months Ended 2/28/2009 (Unaudited)	Year Ended 8/31/2008	Six Months Ended 2/28/2009 (Unaudited)	Year Ended 8/31/2008
SHARE TRANSACTIONS:
Class A
Issued	195	452	3	5
Reinvested	21	109	—	2
Redeemed	(335)	(201)	(8)	(6)
Change in Class A Shares	(119)	360	(5)	1

Class B
Issued	14	67	—	—
Reinvested	5	49	—	—
Redeemed	(72)	(75)	—	—
Change in Class B Shares	(53)	41	—	—

Class C
Issued	55	117	—	—
Reinvested	4	39	—	—
Redeemed	(53)	(95)	—	—
Change in Class C Shares	6	61	—	—

Class R5
Issued	2,785	729	—	—
Reinvested	64	249	—	—
Redeemed	(58)	(60)	—	—
Change in Class R5 Shares	2,791	918	—	—

Institutional Class
Issued	2,229	2,089	1,251	3,615
Reinvested	183	1,948	—	2,430
Redeemed	(3,268)	(2,678)	(2,381)	(25,478)
Change in Institutional Class Shares	(856)	1,359	(1,130)	(19,433)

SEE NOTES TO FINANCIAL STATEMENTS.

28   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 28, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2009        UNDISCOVERED MANAGERS FUNDS   29

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period
Behavioral Growth Fund
Class A
Six Months Ended February 28, 2009 (Unaudited)	$24.56	$(0.12	) (f)	$(10.63)	$(10.75)	$13.81
Year Ended August 31, 2008	28.09	(0.38	)(f)	(3.15)	(3.53)	24.56
Year Ended August 31, 2007	20.88	(0.36	)(f)	7.57	7.21	28.09
Year Ended August 31, 2006	22.69	(0.35)		(1.46)	(1.81)	20.88
Year Ended August 31, 2005	17.06	(0.30	)(f)	5.93	5.63	22.69
June 4, 2004 (e) through August 31, 2004	19.21	(0.06	)(f)	(2.09)	(2.15)	17.06

Class B
Six Months Ended February 28, 2009 (Unaudited)	24.05	(0.16	)(f)	(10.40)	(10.56)	13.49
Year Ended August 31, 2008	27.64	(0.49	)(f)	(3.10)	(3.59)	24.05
Year Ended August 31, 2007	20.65	(0.47	)(f)	7.46	6.99	27.64
Year Ended August 31, 2006	22.55	(0.43)		(1.47)	(1.90)	20.65
Year Ended August 31, 2005	17.04	(0.40	)(f)	5.91	5.51	22.55
June 4, 2004 (e) through August 31, 2004	19.21	(0.08	)(f)	(2.09)	(2.17)	17.04

Class C
Six Months Ended February 28, 2009 (Unaudited)	24.05	(0.16	)(f)	(10.40)	(10.56)	13.49
Year Ended August 31, 2008	27.64	(0.49	)(f)	(3.10)	(3.59)	24.05
Year Ended August 31, 2007	20.65	(0.47	)(f)	7.46	6.99	27.64
Year Ended August 31, 2006	22.55	(0.42)		(1.48)	(1.90)	20.65
Year Ended August 31, 2005	17.04	(0.40	)(f)	5.91	5.51	22.55
June 4, 2004 (e) through August 31, 2004	19.21	(0.08	)(f)	(2.09)	(2.17)	17.04

Institutional Class
Six Months Ended February 28, 2009 (Unaudited)	25.36	(0.09	)(f)	(10.98)	(11.07)	14.29
Year Ended August 31, 2008	28.90	(0.29	)(f)	(3.25)	(3.54)	25.36
Year Ended August 31, 2007	21.41	(0.27	)(f)	7.76	7.49	28.90
Year Ended August 31, 2006	23.18	(0.26)		(1.51)	(1.77)	21.41
Year Ended August 31, 2005	17.37	(0.21	)(f)	6.02	5.81	23.18
Year Ended August 31, 2004	18.55	(0.22	)(f)	(0.96)	(1.18)	17.37

Investor Class
Six Months Ended February 28, 2009 (Unaudited)	24.58	(0.12	)(f)	(10.64)	(10.76)	13.82
Year Ended August 31, 2008	28.11	(0.38	)(f)	(3.15)	(3.53)	24.58
Year Ended August 31, 2007	20.89	(0.34	)(f)	7.56	7.22	28.11
Year Ended August 31, 2006	22.69	(0.31)		(1.49)	(1.80)	20.89
Year Ended August 31, 2005	17.06	(0.27	)(f)	5.90	5.63	22.69
Year Ended August 31, 2004	18.27	(0.28	)(f)	(0.93)	(1.21)	17.06

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Includes interest expense of 0.01%.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

30   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charges) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

(43.77)%	$1,538	1.66	%(g)	(1.42)%	2.02%		40%
(12.57)	3,424	1.65		(1.43)	1.86		136
34.53	4,192	1.65		(1.42)	1.78		98
(7.98)	2,182	1.65		(1.35)	1.84		97
33.00	874	1.65		(1.40)	3.22		92
(11.19)	18	1.65		(1.45)	136.82	(h)	161

(43.91)	328	2.16	(g)	(1.93)	2.52		40
(12.99)	673	2.15		(1.93)	2.36		136
33.85	829	2.15		(1.92)	2.28		98
(8.43)	528	2.15		(1.85)	2.33		97
32.34	317	2.15		(1.89)	4.46		92
(11.30)	9	2.15		(1.95)	137.40	(h)	161

(43.91)	444	2.16	(g)	(1.93)	2.52		40
(12.99)	866	2.15		(1.93)	2.36		136
33.85	902	2.15		(1.92)	2.29		98
(8.43)	654	2.15		(1.85)	2.33		97
32.34	361	2.15		(1.89)	4.71		92
(11.30)	14	2.15		(1.95)	117.48	(h)	161

(43.65)	47,247	1.31	(g)	(1.08)	1.62		40
(12.25)	87,419	1.30		(1.07)	1.46		136
34.98	116,431	1.30		(1.07)	1.38		98
(7.64)	103,697	1.30		(0.99)	1.41		97
33.45	132,590	1.30		(1.03)	1.36		92
(6.36)	116,342	1.30		(1.14)	1.43		161

(43.78)	275	1.66	(g)	(1.42)	1.87		40
(12.56)	541	1.65		(1.35)	1.70		136
34.56	11,178	1.62		(1.40)	1.63		98
(7.93)	10,803	1.62		(1.31)	1.67		97
33.00	12,023	1.61		(1.34)	1.65		92
(6.62)	10,354	1.65		(1.48)	1.84		161

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        UNDISCOVERED MANAGERS FUNDS   31

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value end of period
Behavioral Value Fund
Class A
Six Months Ended February 28, 2009 (Unaudited)	$24.16	$0.01	(f)	$(11.35)	$(11.34)	$—	$12.82
Year Ended August 31, 2008	31.74	(0.07	)(f)	(5.46)	(5.53)	(2.05)	24.16
Year Ended August 31, 2007	30.51	(0.22	)(f)	3.39	3.17	(1.94)	31.74
Year Ended August 31, 2006	30.66	(0.15)		1.73	1.58	(1.73)	30.51
Year Ended August 31, 2005	26.05	(0.26	)(f)	6.75	6.49	(1.88)	30.66
June 4, 2004 (e) through August 31, 2004	27.33	(0.01)		(1.27)	(1.28)	—	26.05

Class B
Six Months Ended February 28, 2009 (Unaudited)	23.61	(0.04	)(f)	(11.07)	(11.11)	—	12.50
Year Ended August 31, 2008	31.20	(0.20	)(f)	(5.34)	(5.54)	(2.05)	23.61
Year Ended August 31, 2007	30.16	(0.38	)(f)	3.36	2.98	(1.94)	31.20
Year Ended August 31, 2006	30.48	(0.25)		1.66	1.41	(1.73)	30.16
Year Ended August 31, 2005	26.03	(0.40	)(f)	6.73	6.33	(1.88)	30.48
June 4, 2004 (e) through August 31, 2004	27.33	(0.02)		(1.28)	(1.30)	—	26.03

Class C
Six Months Ended February 28, 2009 (Unaudited)	23.60	(0.03	)(f)	(11.07)	(11.10)	—	12.50
Year Ended August 31, 2008	31.19	(0.20	)(f)	(5.34)	(5.54)	(2.05)	23.60
Year Ended August 31, 2007	30.14	(0.38	)(f)	3.37	2.99	(1.94)	31.19
Year Ended August 31, 2006	30.47	(0.26)		1.66	1.40	(1.73)	30.14
Year Ended August 31, 2005	26.03	(0.40	)(f)	6.72	6.32	(1.88)	30.47
June 4, 2004 (e) through August 31, 2004	27.33	(0.02)		(1.28)	(1.30)	—	26.03

Institutional Class
Six Months Ended February 28, 2009 (Unaudited)	24.42	0.02	(f)	(11.47)	(11.45)	—	12.97
Year Ended August 31, 2008	31.97	(0.02	)(f)	(5.48)	(5.50)	(2.05)	24.42
Year Ended August 31, 2007	30.66	(0.15	)(f)	3.40	3.25	(1.94)	31.97
Year Ended August 31, 2006	30.75	(0.07)		1.71	1.64	(1.73)	30.66
Year Ended August 31, 2005	26.06	(0.21	)(f)	6.78	6.57	(1.88)	30.75
Year Ended August 31, 2004	22.80	(0.12)		4.04	3.92	(0.66)	26.06

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Includes interest expense of 0.01%.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

32   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charges) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

(46.94)%	$4,935	1.61	%(g)	0.09%	2.26%		33%
(18.02)	11,658	1.60		(0.26)	1.94		55
10.30	37,003	1.60		(0.66)	1.86		55
5.30	36,503	1.60		(0.45)	1.84		34
25.44	18,035	1.60		(0.90)	2.05		55
(4.68)	283	1.60		(0.63)	26.30	(h)	63

(47.06)	985	2.11	(g)	(0.42)	2.76		33
(18.39)	2,287	2.10		(0.78)	2.46		55
9.77	4,070	2.10		(1.16)	2.36		55
4.76	3,799	2.10		(0.97)	2.34		34
24.82	2,176	2.10		(1.40)	2.65		55
(4.76)	103	2.10		(1.09)	54.76	(h)	63

(47.03)	4,414	2.11	(g)	(0.42)	2.76		33
(18.39)	10,655	2.10		(0.78)	2.45		55
9.81	22,617	2.10		(1.15)	2.36		55
4.72	17,860	2.10		(0.98)	2.34		34
24.78	11,929	2.10		(1.40)	2.51		55
(4.76)	159	2.10		(1.12)	27.38	(h)	63

(46.89)	14,110	1.41	(g)	0.26	1.83		33
(17.79)	56,351	1.40		(0.08)	1.55		55
10.52	113,979	1.40		(0.45)	1.46		55
5.49	148,760	1.40		(0.21)	1.43		34
25.75	111,088	1.40		(0.73)	1.53		55
17.38	63,120	1.40		(0.56)	1.76		63

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        UNDISCOVERED MANAGERS FUNDS   33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Realty Income Fund
Class A
Six Months Ended February 28, 2009 (Unaudited)	$10.73	$(0.02	)(f)	$(6.58)	$(6.60)	$(0.17)	$—	$—	$(0.17)
Year Ended August 31, 2008	15.54	0.24	(f)	(1.50)	(1.26)	(0.27)	(3.25)	(0.03)	(3.55)
Year Ended August 31, 2007	18.51	0.18	(f)	0.70	0.88	(0.20)	(3.65)	—	(3.85)
Year Ended August 31, 2006	19.86	0.41	(f)	3.86	4.27	(0.56)	(5.06)	—	(5.62)
Year Ended August 31, 2005	21.26	0.22	(f)	4.40	4.62	(0.57)	(5.45)	—	(6.02)
June 4, 2004 (e) through August 31, 2004	18.88	0.05	(f)	2.33	2.38	—	—	—	—

Class B
Six Months Ended February 28, 2009 (Unaudited)	10.65	(0.04	)(f)	(6.53)	(6.57)	(0.16)	—	—	(0.16)
Year Ended August 31, 2008	15.45	0.18	(f)	(1.48)	(1.30)	(0.22)	(3.25)	(0.03)	(3.50)
Year Ended August 31, 2007	18.44	0.09	(f)	0.71	0.80	(0.14)	(3.65)	—	(3.79)
Year Ended August 31, 2006	19.83	0.32	(f)	3.83	4.15	(0.48)	(5.06)	—	(5.54)
Year Ended August 31, 2005	21.23	0.11	(f)	4.42	4.53	(0.48)	(5.45)	—	(5.93)
June 4, 2004 (e) through August 31, 2004	18.88	0.08	(f)	2.27	2.35	—	—	—	—

Class C
Six Months Ended February 28, 2009 (Unaudited)	10.60	(0.03	)(f)	(6.51)	(6.54)	(0.16)	—	—	(0.16)
Year Ended August 31, 2008	15.39	0.17	(f)	(1.47)	(1.30)	(0.21)	(3.25)	(0.03)	(3.49)
Year Ended August 31, 2007	18.39	0.09	(f)	0.70	0.79	(0.14)	(3.65)	—	(3.79)
Year Ended August 31, 2006	19.79	0.32	(f)	3.82	4.14	(0.48)	(5.06)	—	(5.54)
Year Ended August 31, 2005	21.23	0.12	(f)	4.40	4.52	(0.51)	(5.45)	—	(5.96)
June 4, 2004 (e) through August 31, 2004	18.88	0.08	(f)	2.27	2.35	—	—	—	—

Class R5
Six Months Ended February 28, 2009 (Unaudited)	10.76	0.01	(f)	(6.62)	(6.61)	(0.18)	—	—	(0.18)
Year Ended August 31, 2008	15.55	0.29	(f)	(1.49)	(1.20)	(0.30)	(3.25)	(0.04)	(3.59)
Year Ended August 31, 2007	18.51	0.25	(f)	0.70	0.95	(0.26)	(3.65)	—	(3.91)
June 4, 2004 (e) through August 31, 2004	16.86	(0.06	)(f)	1.90	1.84	(0.19)	—	—	(0.19)

Institutional Class
Six Months Ended February 28, 2009 (Unaudited)	10.76	—	(f) (g)	(6.61)	(6.61)	(0.18)	—	—	(0.18)
Year Ended August 31, 2008	15.55	0.29	(f)	(1.49)	(1.20)	(0.30)	(3.25)	(0.04)	(3.59)
Year Ended August 31, 2007	18.51	0.25	(f)	0.70	0.95	(0.26)	(3.65)	—	(3.91)
Year Ended August 31, 2006	19.86	0.50	(f)	3.83	4.33	(0.62)	(5.06)	—	(5.68)
Year Ended August 31, 2005	21.22	0.40	(f)	4.30	4.70	(0.61)	(5.45)	—	(6.06)
Year Ended August 31, 2004	16.44	0.53	(f)	4.84	5.37	(0.55)	(0.04)	—	(0.59)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes interest expense of 0.01%.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

34   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 28, 2009

			Ratios to average net assets (a)
Net asset value end of period	Total return (excludes sales charges) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

$3.96	(62.08)%	$2,631	1.41	%(h)	(0.56)%	1.72%		59%
10.73	(7.24)	8,414	1.40		2.00	1.67		123
15.54	3.40	6,581	1.40		1.01	1.55		202
18.51	27.17	5,253	1.40		2.31	1.84		166
19.86	25.01	2,953	1.40		1.16	2.94		179
21.26	12.61	116	1.40		0.97	51.41	(i)	82

3.92	(62.24)	626	1.91	(h)	(1.10)	2.21		59
10.65	(7.61)	2,266	1.91	(h)	1.50	2.17		123
15.45	2.88	2,650	1.90		0.53	2.05		202
18.44	26.46	1,719	1.90		1.84	2.34		166
19.83	24.47	766	1.90		0.57	2.57		179
21.23	12.45	11	1.90		1.74	123.94	(i)	82

3.90	(62.25)	845	1.91	(h)	(1.03)	2.22		59
10.60	(7.60)	2,227	1.91	(h)	1.46	2.17		123
15.39	2.85	2,298	1.90		0.55	2.05		202
18.39	26.46	1,232	1.90		1.81	2.34		166
19.79	24.43	402	1.90		0.65	3.01		179
21.23	12.45	11	1.90		1.74	123.94	(i)	82

3.97	(62.03)	16,699	0.90		0.29	1.31		59
10.76	(6.74)	15,214	0.92		2.50	1.23		123
15.55	3.82	7,692	0.95		1.45	1.10		202
18.51	10.97	4,246	0.95		(1.24)	1.30		166

3.97	(62.03)	28,219	0.93		(0.06)	1.31		59
10.76	(6.78)	85,687	0.97		2.40	1.27		123
15.55	3.77	102,673	1.00		1.40	1.15		202
18.51	27.62	152,692	1.00		2.80	1.44		166
19.86	25.55	159,422	1.00		2.05	1.45		179
21.22	33.22	176,072	1.17		2.83	1.50		82

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        UNDISCOVERED MANAGERS FUNDS   35

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period
Small Cap Growth Fund
Class A
Six Months Ended February 28, 2009 (Unaudited)	$6.50	$(0.03	)(f)	$(2.85)	$(2.88)	$—	$3.62
Year Ended August 31, 2008	10.63	(0.10	)(f)	(2.96)	(3.06)	(1.07)	6.50
Year Ended August 31, 2007	10.02	(0.16)		1.65	1.49	(0.88)	10.63
Year Ended August 31, 2006	9.88	(0.13	)(f)	0.42	0.29	(0.15)	10.02
Year Ended August 31, 2005	8.66	(0.13	)(f)	1.66	1.53	(0.31)	9.88
June 4, 2004 (e) through August 31, 2004	10.12	(0.03)		(1.43)	(1.46)	—	8.66

Institutional Class
Six Months Ended February 28, 2009 (Unaudited)	6.62	(0.02	)(f)	(2.90)	(2.92)	—	3.70
Year Ended August 31, 2008	10.77	(0.08	)(f)	(3.00)	(3.08)	(1.07)	6.62
Year Ended August 31, 2007	10.11	(0.12)		1.66	1.54	(0.88)	10.77
Year Ended August 31, 2006	9.92	(0.09	)(f)	0.43	0.34	(0.15)	10.11
Year Ended August 31, 2005	8.67	(0.08	)(f)	1.64	1.56	(0.31)	9.92
Year Ended August 31, 2004	9.37	(0.08)		(0.51)	(0.59)	(0.11)	8.67

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from an investment transaction error. The effect is less than 0.01% of total return.

(h)	The advisor and sub-advisor fully reimbursed the Fund for losses incurred resulting from an investment transaction error. This reimbursement had no effect on total return.

(i)	Includes interest expense of 0.05%.

(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

36   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charges) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

(44.31)%	$60	1.55	%(i)	(1.14)%	2.38%		23%
(31.67)	145	1.60		(1.24)	1.76		148
15.16 (g)	222	1.60		(1.39)	1.67		104
2.92 (h)	274	1.60		(1.28)	1.64		97
17.62	53	1.60		(1.33)	8.33		80
(14.43)	9	1.60		(1.27)	142.07	(j)	58

(44.11)	12,052	1.05	(i)	(0.66)	1.97		23
(31.43)	29,050	1.20		(0.87)	1.34		148
15.54 (g)	256,643	1.20		(0.99)	1.27		104
3.42 (h)	293,078	1.20		(0.89)	1.24		97
17.95	288,097	1.20		(0.84)	1.29		80
(6.42)	179,317	1.20		(0.98)	1.38		58

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        UNDISCOVERED MANAGERS FUNDS   37

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (Unaudited)

1. Organization

Undiscovered Managers Funds (the “Trust”) was organized on September 29, 1997, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Undiscovered Managers Behavioral Growth Fund	Class A, Class B, Class C, Institutional Class and Investor Class
Undiscovered Managers Behavioral Value Fund	Class A, Class B, Class C and Institutional Class
JPMorgan Realty Income Fund	Class A, Class B, Class C, Class R5 and Institutional Class
Undiscovered Managers Small Cap Growth Fund	Class A and Institutional Class

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Institutional Class and Investor Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”) defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

38   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 28, 2009

The following is a summary of the inputs used as of February 28, 2009 in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Behavioral Growth Fund
Level 1 — Quoted prices	$49,732	$—
Level 2 — Other significant observable inputs	—	—
Level 3 — Significant unobservable inputs	—	—
Total	$49,732	$—
Behavioral Value Fund
Level 1 — Quoted prices	$24,692	$—
Level 2 — Other significant observable inputs	—	—
Level 3 — Significant unobservable inputs	—	—
Total	$24,692	$—
Realty Income Fund
Level 1 — Quoted prices	$48,169	$—
Level 2 — Other significant observable inputs	—	—
Level 3 — Significant unobservable inputs	—	—
Total	$48,169	$—
Small Cap Growth Fund
Level 1 — Quoted prices	$11,865	$—
Level 2 — Other significant observable inputs	196	—
Level 3 — Significant unobservable inputs	—	—
Total	$12,061	$—

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Foreign Currency Translation —The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

FEBRUARY 28, 2009        UNDISCOVERED MANAGERS FUNDS   39

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (Unaudited) (continued)

E.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds have recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually, except for the Realty Income Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H.  Recent Accounting Pronouncements — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Behavioral Growth Fund	0.95%
Behavioral Value Fund	1.05
Realty Income Fund	0.75
Small Cap Growth Fund	0.65

Sub-advisory agreements exist between the Advisor and the following sub-advisors:

Behavioral Growth Fund	Fuller & Thaler Asset Management, Inc.
Behavioral Value Fund	Fuller & Thaler Asset Management, Inc.

Each sub-advisor receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

40   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 28, 2009

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended February 28, 2009 were as follows (amounts in thousands):

Behavioral Growth Fund	$1
Behavioral Value Fund	—	(a)
Realty Income Fund	2
Small Cap Growth Fund	1

(a)	Amount rounds to less than $1,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended February 28, 2009, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Investor Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Investor Class
Behavioral Growth Fund	0.25%	0.75%	0.75%	0.35%
Behavioral Value Fund	0.25	0.75	0.75	n/a
Realty Income Fund	0.25	0.75	0.75	n/a
Small Cap Growth Fund	0.25	n/a	n/a	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended February 28, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Behavioral Growth Fund	$—	(a)	$—	(a)
Behavioral Value Fund	—	(a)	3
Realty Income Fund	1		1
Small Cap Growth Fund	—	(a)	—

(a)	Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class
Behavioral Growth Fund	0.25%	0.25%	0.25%	n/a	0.10%
Behavioral Value Fund	0.25	0.25	0.25	n/a	0.10
Realty Income Fund	0.25	0.25	0.25	0.05%	0.10
Small Cap Growth Fund	0.25	n/a	n/a	n/a	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

FEBRUARY 28, 2009        UNDISCOVERED MANAGERS FUNDS   41

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (Unaudited) (continued)

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Investor Class
Behavioral Growth Fund	1.65%	2.15%	2.15%	n/a	1.30%	1.65%
Behavioral Value Fund	1.60	2.10	2.10	n/a	1.40	n/a
Realty Income Fund	1.40	1.90	1.90	0.90%	0.93	n/a
Small Cap Growth Fund	1.50	n/a	n/a	n/a	1.00	n/a

The contractual expense limitation agreements were in effect for the six months ended February 28, 2009. The expense limitation percentages in the table above are in place until at least December 31, 2009 except for Class R5 and Institutional Class of the Realty Income Fund. The expense limitation percentages in the table above for the Class R5 and Institutional Class of the Realty Income Fund are in place until at least February 10, 2010.

For the six months ended February 28, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Behavioral Growth Fund	$38	$26	$31	$95	$—
Behavioral Value Fund	68	17	27	112	—
Realty Income Fund	97	16	21	134	—
Small Cap Growth Fund	43	6	8	57	18

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended February 28, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended February 28, 2009, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

42   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 28, 2009

4. Investment Transactions

During the six months ended February 28, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Behavioral Growth Fund	$25,315	$31,254
Behavioral Value Fund	15,365	39,832
Realty Income Fund	55,767	42,960
Small Cap Growth Fund	4,263	17,657

During the six months ended February 28, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Behavioral Growth Fund	$60,980	$2,310	$13,558	$(11,248)
Behavioral Value Fund	40,458	1,070	16,836	(15,766)
Realty Income Fund	78,728	3	30,562	(30,559)
Small Cap Growth Fund	18,585	108	6,632	(6,524)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Realty Income Fund invests primarily in shares of REITs. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

All of the Funds may invest in companies with relatively small market capitalizations. Several of the Funds will invest primarily in such companies. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

FEBRUARY 28, 2009        UNDISCOVERED MANAGERS FUNDS   43

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (Unaudited) (continued)

8. Subsequent Events

Subsequent to February 28, 2009, a shareholder of the Small Cap Growth Fund redeemed shares of the Institutional Class and the Small Cap Growth Fund paid the redemptions primarily with proceeds resulting from disposing of portfolio securities. The proceeds from this redemption amounted to approximately 29% of the net assets of the Small Cap Growth Fund.

At a meeting in April 2009, the Board of Trustees of the Small Cap Growth Fund approved the liquidation of the Fund which will occur on or about May 15, 2009.

44   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 28, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2008, and continued to hold your shares at the end of the reporting period, February 28, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid During September 1, 2008 to February 28, 2009*	Annualized Expense Ratio
Behavioral Growth Fund
Class A
Actual	$1,000.00	$562.30	$6.43	1.66%
Hypothetical	1,000.00	1,016.56	8.30	1.66
Class B
Actual	1,000.00	560.90	8.36	2.16
Hypothetical	1,000.00	1,014.08	10.79	2.16
Class C
Actual	1,000.00	560.90	8.36	2.16
Hypothetical	1,000.00	1,014.08	10.79	2.16
Institutional Class
Actual	1,000.00	563.50	5.08	1.31
Hypothetical	1,000.00	1,018.30	6.56	1.31
Investor Class
Actual	1,000.00	562.20	6.43	1.66
Hypothetical	1,000.00	1,016.56	8.30	1.66

FEBRUARY 28, 2009        UNDISCOVERED MANAGERS FUNDS   45

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid During September 1, 2008 to February 28, 2009*	Annualized Expense Ratio

Behavioral Value Fund
Class A
Actual	$1,000.00	$530.60	$6.11	1.61%
Hypothetical	1,000.00	1,016.81	8.05	1.61
Class B
Actual	1,000.00	529.40	8.00	2.11
Hypothetical	1,000.00	1,014.33	10.54	2.11
Class C
Actual	1,000.00	529.70	8.00	2.11
Hypothetical	1,000.00	1,014.33	10.54	2.11
Institutional Class
Actual	1,000.00	531.10	5.35	1.41
Hypothetical	1,000.00	1,017.80	7.05	1.41

Realty Income Fund
Class A
Actual	1,000.00	379.20	4.82	1.41
Hypothetical	1,000.00	1,017.80	7.05	1.41
Class B
Actual	1,000.00	377.60	6.52	1.91
Hypothetical	1,000.00	1,015.32	9.54	1.91
Class C
Actual	1,000.00	377.50	6.52	1.91
Hypothetical	1,000.00	1,015.32	9.54	1.91
Class R5
Actual	1,000.00	379.70	3.08	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Institutional Class
Actual	1,000.00	379.70	3.18	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93

Small Cap Growth Fund
Class A
Actual	1,000.00	556.90	5.98	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Institutional Class
Actual	1,000.00	558.90	4.06	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

46   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 28, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. February 2009.	SAN-UM-209

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-

CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Undiscovered Managers Funds

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

May 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

May 8, 2009

By:	/s/____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

May 8, 2009